UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 10, 2022

Date of Report (Date of earliest event reported)

Adverum Biotechnologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36579	20-5258327
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Cardinal Way

Redwood City, CA 94063

(Address of principal executive offices, including zip code)

(650) 656-9323

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ADVM	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 10, 2022, Adverum Biotechnologies, Inc. (“Adverum”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, Adverum’s stockholders approved the amendment and restatement of the Adverum Biotechnologies, Inc. 2014 Employee Stock Purchase Plan (the “ESPP”) to increase the number of shares of common stock reserved for issuance thereunder by 5,800,000 shares (the “A&R ESPP”).

The A&R ESPP previously had been approved, subject to stockholder approval, by Adverum’s board of directors. The A&R ESPP became effective immediately upon stockholder approval at the Annual Meeting.

A more detailed summary of the material features of the A&R ESPP is set forth in Adverum’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 26, 2022 (the “Proxy Statement”) under the heading “PROPOSAL NO. 4: APPROVAL OF THE ADVERUM BIOTECHNOLOGIES, INC. AMENDED AND RESTATED 2014 EMPLOYEE STOCK PURCHASE PLAN.” The summary and the foregoing description are qualified in their entirety by reference to the full text of the A&R ESPP, which is attached to the Proxy Statement as Appendix A.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Stockholders who owned Adverum’s common stock at the close of business on April 13, 2022, the record date for the Annual Meeting, were entitled to vote at the 2022 Annual Meeting. As of the record date, 98,766,299 shares of Adverum’s common stock were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 84,378,237 shares of Adverum’s common stock were voted in person or by proxy for the proposals set forth below, each of which is described in Adverum’s Proxy Statement.

Proposal No. 1. Election of Directors

Adverum’s stockholders elected the Class II director nominees below to Adverum’s Board of Directors, each to hold office until the 2025 Annual Meeting of Stockholders and his successor is elected and has qualified, or until his earlier death, resignation or removal. The votes were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Laurent Fischer, M.D.	53,092,279	13,164,124	18,121,834
Patrick Machado	43,719,627	22,536,776	18,121,834
James Scopa	53,019,283	13,237,120	18,121,834

Proposal No. 2. Ratification of Selection of Independent Registered Public Accounting Firm

Adverum’s stockholders ratified the selection of Ernst & Young LLP as the independent registered public accounting firm of Adverum for its fiscal year ending December 31, 2022. The votes were as follows:

Votes For	Votes Against	Abstentions	Broker Non- Votes
83,737,847	610,342	30,048	—

Proposal No. 3. Advisory Vote on Compensation of Named Executive Officers

Adverum’s stockholders approved, on an advisory basis, the compensation of Adverum’s named executive officers as set forth in the Proxy Statement. The votes were as follows:

Votes For	Votes Against	Abstentions	Broker Non- Votes
45,129,231	20,810,165	317,007	18,121,834

Proposal No. 4. Approval of the Amended and Restated 2014 Employee Stock Purchase Plan

Adverum’s stockholders approved of the A&R ESPP as set forth in the Proxy Statement. The votes were as follows:

Votes For	Votes Against	Abstentions	Broker Non- Votes
57,112,347	8,845,288	298,768	18,121,834

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVERUM BIOTECHNOLOGIES, INC.

Date: June 16, 2022	By:	/s/ Laurent Fischer
Laurent Fischer, M.D. President and Chief Executive Officer